UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 9, 2024

Date of Report (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Golf Road, Rolling Meadows, Illinois 60008, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Common Stock Offering

On December 9, 2024, Arthur J. Gallagher & Co. (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Morgan Stanley & Co., LLC and BofA Securities, Inc., as representatives of the several underwriters listed on Schedule I thereto (the “Common Stock Underwriters”), pursuant to which the Company agreed to sell to the Common Stock Underwriters 30,357,143 shares of its common stock, par value $1.00 per share (the “Shares”), for an aggregate purchase price of $8,500,000,040. A form of Common Stock Underwriting Agreement is incorporated by reference hereto as Exhibit 1.1.

The offering of the Shares was made pursuant to a registration statement on Form S-3 (File No. 333-283677) filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 9, 2024. On December 11, 2024, the Company closed the offering of the Shares.

The opinion of Gibson, Dunn & Crutcher LLP, relating to the validity of the Shares offered and sold pursuant to the Common Stock Underwriting Agreement, is filed herewith as Exhibit 5.1.

Notes Offering

On December 10, 2024, the Company entered into an underwriting agreement (the “Notes Underwriting Agreement”) with BofA Securities, Inc. and Morgan Stanley & Co., LLC, as representatives of the underwriters named in Schedule A thereto (the “Notes Underwriters”), pursuant to which, the Company has agreed to sell to the Notes Underwriters, and the Notes Underwriters have agreed to purchase from the Company, (i) $750 million aggregate principal amount of its 4.600% senior notes due 2027 (the “2027 Notes”), (ii) $750 million aggregate principal amount of its 4.850% senior notes due 2029 (the “2029 Notes”), (iii) $500 million aggregate principal amount of its 5.000% senior notes due 2032 (the “2032 Notes”), (iv) $1,500 million aggregate principal amount of its 5.150% senior notes due 2035 (the “2035 Notes”), and (v) $1,500 million aggregate principal amount of its 5.550% Senior Notes due 2055 (the “2055 Notes” and, together with the 2027 Notes, the 2029 Notes, the 2032 Notes and the 2035 Notes, the “Notes”). The Notes Underwriting Agreement is filed herewith as Exhibit 1.2.

The offering of the Notes is being made pursuant to a shelf registration statement on Form S-3 (File No. 333-277002) filed with the SEC on February 12, 2024. The Company expects to close the offering of the Notes on or about December 19, 2024, subject to satisfaction of customary closing conditions.

Risk Factors

The Company is also supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 9, 2024, with the risk factors relating to the previously announced proposed acquisition of all of the issued and outstanding stock of Dolphin Topco, Inc., the holding company of AssuredPartners, Inc. (the “Transaction”), filed as Exhibit 99.1 hereto and incorporated by reference herein.

The foregoing descriptions of the Notes Underwriting Agreement and other documents relating to these transactions do not purport to be complete and are qualified in entirety by reference to the full text of the securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Information Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the documents filed herewith, contains certain statements related to future results, or states the Company’s intentions, beliefs and expectations or predictions for the future of the Company and its subsidiaries, which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, including the documents filed herewith, the words “anticipates,” “believes,” “contemplates,” “see,” “should,” “could,” “will,” “estimates,” “expects,” “intends,” “plans,” “pro forma,” “outlook” and variations thereof and similar expressions, are intended to identify forward-looking statements. Examples of forward-looking statements in this Current Report on Form 8-K and in the documents filed herewith include, but are not limited to, statements regarding: (i) expected benefits of the Transaction, including future financial and operating results and synergies; (ii) the expected revenue, earnings per share (“EPS”), net earnings before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables (“EBITDAC”) and credit rating impacts of the Transaction; (iii) the size and status of the combined organization within various jurisdictions; (iv) required regulatory approvals; (v) expected timing of completion of the Transaction; (vi) expected duration and cost of integration, and the anticipated financing of the Transaction; (vii) the plans, objectives, expectations and intentions with respect to the target of the Transaction; (viii) improvements in the Company’s new business production; (ix) global brand recognition; (x) the leveraging of internal resources across divisions and borders; (xi) the Company’s ability to stay in front of improvements in technology; (xii) commercial P/C pricing and the premium rate environment; (xiii) drivers and expected levels of the Company’s organic growth; (xiv) future M&A opportunities; (xv) increasing productivity and quality; (xvi) the Company’s management team; (xvii) the Company’s use of leverage; (xviii) the Company’s balance sheet; (xix) the Company’s return to shareholders and future dividends; (xx) impact of general economic conditions, including fluctuation of interest, inflation and foreign exchange rates; and (xxi) tax credit carryforwards and expected future cash taxes paid as a result of the Company’s clean energy investments.

Actual results may differ materially from the estimates set forth herein. Readers are cautioned against relying on any of the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks related to the integration of the acquired operations, businesses and assets into the Company; the possibility that the anticipated benefits of the Transaction, including cost savings and expected synergies, are not realized when expected or at all, including as a result of the impact of, or issues arising from, the integration of the acquired operations into the Company; the possibility that the Transaction is not completed when expected or at all because required regulatory approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the Company’s free cash generation is insufficient, or the financing required to fund the Transaction is not obtained on the terms anticipated or at all; risks associated with increased leverage from the Transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; conditions imposed in order to obtain required regulatory approvals; uncertainties in the global economy and equity and credit markets and their potential impact on the Company’s ability to finance the Transaction on acceptable terms, at favorable pricing, in a timely manner, or at all; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the inability to retain certain key employees of the acquired operations or the Company; competitive and market responses to the Transaction; uncertainties as to the timing of the consummation of the Transaction and the ability of each party to consummate the Transaction; financial information subsequently presented for the acquired business in the Company’s subsequent public filings may be different from that presented herein; global economic and geopolitical events, including, among others, fluctuations in interest, inflation and foreign exchange rates, and political violence and instability, such as the wars in Ukraine and the Middle East; risks with respect to other acquisitions larger than the Company’s usual tuck-in acquisitions; reputational risks; cybersecurity-related risks; the Company’s ability to apply technology, data analytics and artificial intelligence effectively, including related regulatory, data privacy, cybersecurity, E&O and competition risks; disasters or other business interruptions; changes in accounting standards; changes in premium rates and in insurance markets generally, including the impact of large natural events; tax, environmental or other compliance risks related to the Company’s legacy clean energy investments; the Company’s inability to receive dividends or other distributions from subsidiaries; changes in the insurance brokerage industry’s competitive landscape and additional factors discussed in the section entitled “Information Concerning Forward-Looking Statements” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 and “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Except as required by applicable law, the Company does not undertake to update the information included herein.

Item 9.01	Financial Statements and Exhibits

1.1	Form of Common Stock Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-3 dated December 9, 2024, File No. 333-283677).

1.2	Underwriting Agreement, dated as of December 10, 2024, by and among Arthur J. Gallagher & Co. and BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule A thereto.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1	Risk Factors Relating to the Transaction.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: December 11, 2024	By:	/s/ Walter D. Bay
Walter D. Bay
Vice President, General Counsel and Secretary